SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           June 23, 1997
                                             -------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


1770 Kirby Parkway, Suite 300, Memphis, Tennessee        38138
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (901) 759-7473
                                                  --------------








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Item 5.   Other Events.
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           On June 23, 1997, the Registrant announced the
postponement of its annual meeting of stockholders from July 15 to August 21, 1997. In addition, on June 16, 1997, the Registrant announced that Anthony W. Hooper had been elected Chairman of the Board of the Registrant, replacing Jerome Kalishman, and that Douglas K. Chick had resigned from its Board of Directors. For further information with respect thereto, reference is hereby made to the Registrant's press releases issued June 16, 1997, June 16, 1997 and June 23, 1997, annexed to this current report as Exhibits 99.1, 99.2 and 99.3, respectively, the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          -----------------------------------

          (c)  Exhibits.

          The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Robert L. Kelley
                              --------------------------------
                              Robert L. Kelley
                              Vice President - General Counsel


Dated: June 27, 1997
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                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

99.1      -    Press Release of the Registrant issued June 16,
               1997

99.2      -    Press Release of the Registrant issued June 16,
               1997

99.3      -    Press Release of the Registrant issued June 23,
               1997